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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               F O R M   8 - K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 10, 1997
                     -----------------------------------------
                                (Date of Report)

                           National Processing, Inc.
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             (Exact name of registrant as specified in its charter)

Ohio                                1-11905                      61-1303983
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)              Identification No.)

One Oxmoor Place, 101 Bullitt Lane, Suite 450, Louisville, Kentucky       44114
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(Address of principal executive offices)                             (Zip Code)

                                 (502) 326-7000
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              (Registrant's telephone number, including area code)


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Item 2.           Acquisition or Disposition of Assets.
                  -------------------------------------

On October 24, 1997, the Registrant completed the initial stage of its acquisition of FA Holdings, Inc. ("FA"). The initial stage involved the acquisition of 68.3% of the then issued and outstanding common stock of FA and the purchase of 60,001 newly issued shares of common stock directly from FA. As a result of the initial stage, Registrant currently owns 79.6% of the total shares of common stock of FA.

FA is a provider of credit and debit card processing services and is an independent sales organization. FA markets its services through a direct sales force as well as through a network of independent sales organizations.

Registrant paid to FA $30,000,000 for the 60,001 newly issued shares and $37,219,244 to various holders of FA common stock for the 68.3% of the then issued and outstanding shares of FA.

Registrant was providing credit and debit card processing services to FA prior to the execution of the definitive agreement that provided for the acquisition of the common stock. John Leehy, the chief executive officer of FA, was elected to the position of Executive Vice President of Merchant Services by the Registrant.

The cash used in the acquisition of FA common stock was from funds raised in the Registrant's initial public offering of 7,475,000 shares common stock on August 14, 1996.

Registrant plans to use FA's assets in the business of providing credit and debit card services.

Reference is made to the News Release, dated October 24, 1997, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits.
                  ---------

         a)       Financial Statements of business acquired:

                  Will be provided by amendment to this Current Report on Form 8-K no later than January 9, 1998.

         b) Pro Forma financial information:

                  Will be provided by amendment to this Current Report on Form 8-K no later than January 9, 1998.

         c)       Exhibits:

                  99.1 News Release, dated October 24, 1997 incorporated herein by reference.





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 1997                    By     /s/ Jim W. Cate
                                              ----------------------------
                                                Jim W. Cate
                                                Executive Vice President
                                                and Chief Financial Officer